Filed Pursuant to Rule 497(k)

Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Growth Innovators ETF
(the “Fund”)

Supplement dated March 10, 2025, to the Fund’s
Summary Prospectus (the “Summary Prospectus”)
dated April 29, 2024, as supplemented and amended to date

This supplement amends certain information in the Fund’s Summary Prospectus. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

New Fee Waiver Arrangements

On February 12, 2025, the Fund entered into a new fee waiver agreement with the Adviser, effective March 10, 2025, whereby the Adviser has contractually agreed to waive the Fund’s management fee of 0.90% on the first $25 million in net assets. Accordingly, the changes below are hereby made to the Fund’s Summary Prospectus to reflect the new fee waiver arrangements.

On page 1 of the Summary Prospectus, under the section titled “SUMMARY OF THE FUND” and the heading “Fees and Expenses of the Fund,” the fee and expense table is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.90%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.90)%
Total Annual Fund Operating Expenses After Fee Waiver	0.00%

(1)	“Other Expenses” are based on the amounts for the fiscal year ended December 31, 2024.
(2)	The Adviser has contractually agreed to waive the Fund’s management fee of 0.90% on the first $25 million in net assets. The fee waiver agreement for the Growth Innovators Fund will continue until at least April 30, 2026. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

On page 1 of the Summary Prospectus, under the section titled “SUMMARY OF THE FUND” and the heading “Expense Example,” the disclosure is deleted in its entirety and replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$197	$410	$1,025

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE